SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: June 25, 2002



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


        Delaware               0-30391                   13-3669062
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484





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Item 4. Changes in Registrant's Certifying Accountant.

     On June 25, 2002, the Registrant terminated its engagement of Arthur Andersen LLP (the "Former Auditor") as its independent auditor. The Registrant's termination of the Former Auditor's engagement was approved by the entire Board of Directors of the Registrant.

     The Former Auditor's report on the Registrant's financial statements for the two years ended December 31, 2001 (collectively the "Prior Fiscal Periods") did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements between the Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Disagreements") during either (i) the Prior Fiscal Periods or (ii) the period from January 1, 2002 through June 25, 2002 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its report.

     The Registrant has engaged the firm of Ernst & Young LLP (the "New Auditor") as its independent auditor for its fiscal year ending December 31, 2002. The Registrant has not consulted the New Auditor with respect to either the Prior Fiscal Periods or the Interim Period as regards (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or (ii) any matter that was either the subject of any Disagreements or reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Registrant's engagement of the New Auditor was approved by the entire Board of Directors of the Registrant.

     The Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

     The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.



Item 7. Financial Statements and Exhibits.

Exhibits.

     Exhibit Number                        Description of Exhibit

     16.1 Letter from Arthur Andersen LLP to the Securities & Exchange Commission, dated June 25, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2002


                                           MEDIS TECHNOLOGIES LTD.



                                           By: /s/ Howard Weingrow
                                              ----------------------------------
                                               Name: Howard Weingrow
                                               Title: President